UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -12

DESTINY MEDIA TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
FEBRUARY 22, 2011

To Our Stockholders:

Notice is hereby given that the 2011 Annual Meeting (the “Annual Meeting”) of the stockholders of Destiny Media Technologies Inc., a Colorado corporation (the “Company”), will be held in the Vancouver Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada on February 22, 2011, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1.	To elect to four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

3.	To approve the Company’s Employee Stock Purchase Plan.

4.	To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

Only stockholders of record at the close of business on February 4, 2011 are entitled to notice of, and to vote at, the Annual Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

/s/ Steve Vestergaard
_____________________________________
Steve Vestergaard,
President, Chief Executive Officer and Director
Vancouver, British Columbia
February 4, 2011

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DESTINY MEDIA TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

ii

DESTINY MEDIA TECHNOLOGIES INC.
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON FEBRUARY 22, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies Inc. (“we”, “us”, “our” and the “Company”) for use at the 2011 annual meeting of the stockholders of the Company (the “Annual Meeting”) to be held on February 22, 2011 at 10:00 a.m. (Pacific Time) in the Vancouver Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting and the enclosed Form of Proxy are expected to be mailed to our stockholders on or about February 4, 2011.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual Meeting will be brought before the Annual Meeting. However, if other matters are properly presented before the Annual Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on February 4, 2011, and are entitled to vote at this Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Steve Vestergaard, Chief Executive Officer, President and a Director of the Company, and Fred Vandenberg, Chief Financial Officer, Treasurer and Secretary, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of the Company of record at the close of business on February 4, 2011 (the “Record Date”), will be entitled to vote at the Annual Meeting. Stockholders entitled to vote may do so by voting those shares at the Annual Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To elect to four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

3.	To approve the Company’s Employee Stock Purchase Plan.

We will also consider any other business that properly comes before the Annual Meeting.

How do I vote?

You have several voting options. You may vote by:

-	Signing your proxy card and mailing it to the Company’s legal counsel at the address on the proxy card;
-	Signing and faxing your proxy card to the Company’s legal counsel for proxy voting at the number provided on the proxy card; and
-	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Destiny Media Technologies Inc.
Attention: Fred Vandenberg, Secretary
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company’s legal counsel below at any time before the taking of the vote at the Annual Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company’s legal counsel below at any time before taking of the vote at the Annual Meeting; or

(c)	attending the Annual Meeting in person and:

	(i)	giving affirmative notice at the Annual Meeting of your intent to revoke their proxy; and
	(ii)	voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of the Company’s legal counsel O’Neill Law Group PLLC, 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291. Attendance at the Annual Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of an intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of our stockholders, a quorum equal to a majority of the shares of the Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Annual Meeting or represented at the Annual Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Annual Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Annual Meeting. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. We will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Annual Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Annual Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. At of the Record Date, there were 50,434,097 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required to approve the proposals for the Annual Meeting.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Will I be entitled to appraisal rights under Colorado law?

Under Colorado law, our stockholders are not entitled to appraisal rights in connection with the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire costs of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

When are the stockholder proposals due for the 2012 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2012 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is October 8, 2011; provided, however, that in the event the Company hold its 2012 annual meeting more than 30 days before or after the one year anniversary date of the 2011 Annual Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Destiny Media Technologies Inc., 650 West Georgia Street, Suite 750, Vancouver, British Columbia, Canada V6B 4N7, Attention: Fred Vandenberg, Secretary.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five directors: Steve Vestergaard, Edward Kolic, Lawrence Langs, Yoshitaro Kumagai and Wayne Koshman. At the Annual Meeting, shareholders will elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Mr. Koshman has elected not to stand re-election to the Company’s Board of Directors. Unless marked otherwise, proxies received will be voted “FOR” the election of the four nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. Broker non-votes are not expected to result from the vote on this proposal. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

Nominees

The Board of Directors intends to nominate the four persons identified as its nominees in this proxy statement. The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position

Steve Vestergaard	44	Director, Chief Executive Officer and President

Edward Kolic	49	Director

Lawrence W. Langs	49	Director

Yoshitaro Kumagai	64	Director

There is no family relationship between our directors and there are no legal proceedings to which any of our directors are a party adverse to us or in which any of our directors have a material interest adverse to us. Set forth below is a brief description of the background and business experience of each of our directors for the past five years:

Steve Vestergaard. Mr. Vestergaard has been our President, Chief Executive Officer, Chairman and a Director of the Company since 1999. Mr. Vestergaard's responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vestergaard obtained a B.Sc. from the University of British Columbia in 1989. He founded Tronic Software in 1981 and Destiny Software in 1991, both as video game development companies. In 1995, the Company changed its focus to internet technologies, going public in 1999 with streaming video and media security technology.

Edward Kolic. Mr. Kolic has been a Director of the Company since February 1999. Previously, Mr. Kolic acted as our Chief Operating Officer from February 1999 to October 2001 during which time he was responsible for the Company’s overall product strategy and development of its core technologies. Mr. Kolic was the president of WonderFall Productions Inc., a computer game development company founded by Mr. Kolic, which Destiny purchased in June 1999. Mr. Kolic is currently the founder of Eighth Avenue Development Group, which undertakes development projects in the luxury home market, multi-family residential and land development.

Lawrence J. Langs. Mr. Langs has been a Director of the Company since August 2000. Currently, Mr. Langs is an attorney at Feldman LLP and practices in the areas of intellectual property, entertainment and corporate law. Since January 1991, Mr. Langs has also served as managing director of iBusiness Partners, a private company primarily engaged in providing venture capital advice for small to mid sized digital companies. Previously, Mr. Langs served EVP of Sale & Business Development at ACD Systems International Inc., a company formerly listed on the TSX, from July 2004 to April 2005. Mr. Langs has also served as an officer of a number of private entities, including as EVP at Musician.com for Guitar Center, SVP of business development at MP3.com and VP of business development for Sybase New Media. Mr. Langs obtained a Master of Science from MIT in 1986 and a Juris Doctorate of Law from Boston University in 1986. Mr. Langs has been a member of the New York bar since 1989.

Yoshitaro Kumagai. Mr. Kumagai has been a Director of the Company since August 2001. Previously, Mr. Kumagai served as President of DPA Technology and as Chairman and CEO of Vivitar Corporation, a major distributor of various camera and computer peripheral devices. Mr. Kumagai currently serves as SVP/Business Development for GestureTek, a company proving camera-enabled gesture-recognition software for presentation and entertainment systems. Mr. Kumagai holds a BS in Mechanical Engineering from Hosei University and a BS in Information Systems and Mathematics from Georgia State University.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of BDO Canada LLP, Charted Accountants, (“BDO”) audited our financial statements for the year ended August 31, 2010, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as our independent registered public accounting firm for fiscal year ended August 31, 2011. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Annual Meeting. If the stockholders do not ratify the appointment of BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as our independent registered public accounting firm.

A representative of BDO is expected to be present at the Annual Meeting, and will be given the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions from stockholders at the Annual Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Effective December 21, 2009, the Company dismissed Manning Elliott LLP, Chartered Accountant (“Manning Elliott”) as its independent registered public accountant and the Company retained BDO its new independent registered public accountant. The decision to dismiss Manning Elliott and to appoint BDO was approved by the Company’s Audit Committee and Board of Directors.

Manning Elliott's reports in the Company’s audited financial statements contained in its Annual Reports on Form 10-K for the fiscal years ended August 31, 2009 and 2008 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended August 31, 2009 and 2008 and the subsequent interim period, there were no disagreements with Manning Elliott, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Manning Elliott's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. During the fiscal years ended August 31, 2009 and 2008, and in the subsequent interim periods through the date of dismissal of Manning Elliott, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) with Manning Elliott.

On December 21, 2009, the Company retained BDO as our independent accountant. During the two most recent fiscal years and the subsequent interim periods through the date of appointment, the Company has not consulted with BDO regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has BDO provided to us a written report or oral advice that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with BDO regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended August 31, 2010 and August 31, 2009 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended August 31, 2010 (BDO Canada LLP)	Year Ended August 31, 2009 (Manning Elliott LLP)
Audit Fees	$87,794	$36,505
Audit Related Fees	-	-
Tax Fees	2,773	-
All Other Fees	-	-
Total	$90,567	$36,505

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by our independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2011.

PROPOSAL NUMBER THREE – APPROVAL AND ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

The Company is requesting that stockholders vote “FOR” the Company’s Employee Stock Purchase Plan (the “Plan”). The Company’s Board of Directors has approved the Plan, subject to the approval from the stockholders at the Annual Meeting and TSX Venture Exchange (the “Exchange”) final approval. The Plan will facilitate employees, officers and directors becoming shareholders of the Company.

The purpose of the Plan is to attract, retain and reward eligible employees of the Company and to motivate employees to contribute to the growth and profitability of the Company.

The following summary of the material provisions of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Appendix “A”.

Administration

The Board of Directors has appointed PI Financial Corp. (the “Plan Agent”) to administer the Plan. In the event that the Plan Agent’s engagement is terminated, the Board of Directors will appoint another plan agent to administer the Plan.

Participants

Any person that is an officer, director or employee of the Company will be eligible to participate in the Plan (the “Participants”). Approximately 20 employees and 5 executive officers and directors qualify to participate in the Plan.

Enrolment

The Plan provides that Participants may enrol in the Plan by providing written notice to the Company. Their enrolment in the Plan will take effect three weeks after the Company receives written notice and the Participant will be eligible on the next practicable pay period.

Contributions

Upon entering into the Plan, Participants will authorize payroll deductions to be made for the purchase of shares under the Plan. A Participant may contribute up to 5% of their compensation on each pay period. The Company will match each Participant’s contributions by contributing an additional 100% of the Participant’s payroll deduction to the Plan. These contributions will be credited to the Participant’s account under the Plan.

In the event that a director does not receive any compensation from the Company, a director may contribute up to $12,500 of their own funds into the Plan. The Company will match each director’s contribution by contributing an additional 100% of the director’s contribution.

The maximum annual contributions of the Company under the Plan are in the aggregate of $200,000 US. In the event that the Company reaches its maximum annual contributions, Participants will no longer be allowed to make any further purchases under the Plan.

Shares Purchase Under the Plan

Shares purchased under the Plan will be purchased on the open market by the Plan Agent. The Plan Agent will then allocate those shares to each Participant’s individual account. Commissions relating to the purchase of shares under the Plan will be deducted from the total contributions submitted to the Plan Agent.

The Shares purchased under the Plan will be subject to a twelve month escrow period from the date of purchase. Following the escrow period, a Participant may sell at any time all or any portion of the shares acquired under the Plan and held by the Plan Agent by notifying the Plan Agent who will execute the sale on behalf of the Participant.

Withdrawal and Termination of Participant’s Rights

A Participant may withdraw from the Plan by delivering to the Company a written notice of withdrawal. The notice of withdrawal must be received by the Company three weeks prior to the date of withdrawal.

If a Participant ceases to be eligible due to retirement, resignation, death, termination or any other reason, the notice of withdrawal will be deemed to have been received on the day of his or her final payroll deduction.

Amendment and Termination

Subject to Exchange approval, the Board of Directors may amend, suspend or terminate the Plan upon notice to the Participants without their consents or approval.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION AND APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN. A COPY OF THE EMPLOYEE STOCK PURCHASE PLAN IS ATTACHED AS APPENDIX “A” HERETO.

CORPORATE GOVERNANCE

Director Independence

The Company is listed on the TSX Venture Exchange and quoted on the OTC Bulletin Board. While the OTC Bulletin Board has no independence requirements, the TSX Venture Exchange requires that our Board of Directors is comprised of a minimum of two independent directors. Under the TSX Venture Exchange policy and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), which we are subject, an “independent” director is a director who has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Lawrence J. Langs, Wayne M. Koshman and Edward Kolic are independent directors of the Company, as aside from shares held by them, they have no ongoing interest or relationship with the Company other than serving as a director. Steven E. Vestergaard is not an independent director because of his position as the Company’s President and Chief Executive Officer. Yoshitaro Kumagai is not an independent director as he is paid a consulting fee as set out in the section titled “Directors Compensation” below.

Meetings and Committees of the Board of Directors

During the fiscal year ended August 31, 2010, the Company’s Board of Directors held three meetings and various matters were approved by consent resolution of the entire board and its audit committee had one meetings. All directors are expected to attend the Annual Meeting and their attendance is recorded in the minutes. The Company did not hold an annual meeting in 2010.

Audit Committee

Our audit committee consists of Steve Vestergaard, our Chief Executive Officer, Edward Kolic, and Wayne Koshman, two of which are independent. We believe that the audit committee members are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Following the Annual Meeting, the Company’s Board of Directors plans to appoint Lawrence Langs to the audit committee to replace Mr. Koshman.

Our board of directors has determined that it does not have an audit committee member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances.

Disclosure Committee and Charter

The Company does not have a disclosure committee or a disclosure committee charter.

Compensation Committee

The Company does not have a compensation committee.

Director Nomination

Nomination Committee

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Issuer. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Issuer. As required, directors will recommend suitable candidates for consideration as members of the Board of Directors.

Shareholder Nomination of Directors

Shareholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to the Company’s Secretary. A shareholder’s nomination must contain:

-	A statement that the writer is a shareholder and is proposing a candidate for consideration by the board of directors;

-	The name of and contact information for the candidate;

-	A statement of the candidate’s business and educational experience;

-	Information regarding each of the factors listed above, sufficient to enable the board of directors to evaluate the candidate;

-	A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

-	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

-

A statement of the number of shares of the Company’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

Shareholder Communication with the Board of Directors -

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Fred Vandenberg, Secretary, Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver BC V6B 4N7 and identify themselves as a shareholder. The Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

In addition to Steve Vestergaard, the following person is an executive officer of the Company:

Fred Vandenberg. Mr. Vandenberg has been our Chief Financial Officer and Corporate Secretary since July 2007. Mr. Vandenberg's core responsibilities include leading the accounting, treasury, strategic planning, financial controls and financial reporting functions of the Company. Mr. Vandenberg has over 17 years of public accounting experience in tax advisory services, mergers and acquisitions, and financial reporting. Mr. Vandenberg completed the Canadian Institute of Chartered Accountant's "In-depth" taxation program while with Ernst & Young in 1998. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Accountant in Ontario.

There are no family relationships between Mr. Vandenberg and any other director or executive officer. Mr. Vandenberg is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by our name executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of our fiscal years ended August 31, 2010 and 2009.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards (1)	Non- Equity Incentive Plan Compen- sation	Non- qualified Deferred Compen- sation Earnings	All Other Compen- sation ($)	Total ($)
Steve Vestergaard CEO, President and Director	2010 2009	148,211 131,587	- -	- -	- -	- -	- -	- -	148,211 131,587
Fred Vandenberg CFO and Secretary	2010 2009	119,525 106,118	- -	- -	- 19,460	- -	- -	- -	119,525 125,578

Notes:

(1)	The dollar value of stock awards and option awards are calculated in accordance with Statement of Financial Account Standard (“SFAS”) 123R, Share Based Payments.
(2)	The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein.
(3)	All salaries paid to Mr. Vestergaard are paid in Canadian dollars.
(4)	All salaries paid to Mr. Vandenberg are paid in Canadian dollars.
(5)	Compensation is stated in United States dollars and is based on an exchange rate of $0.9562 US dollars for each $1.00 Canadian dollar.

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information concerning unexercised options for each of our Named Executive Officers outstanding as of August 31, 2010.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)
Steve Vestergaard	300,000	0	N/A	0.50	1/29/2012	N/A
Fred Vandenberg	150,000 150,000 150,000	0 0 0	N/A N/A N/A	0.50 0.25 0.50	1/29/2012 6/2/2014 1/31/2015	N/A

Director Compensation

Our directors are reimbursed for reasonable out-of-pocket expenses in connection with attendance at Board of Director and committee meetings. In addition, our directors are eligible for grants of options to purchase shares of our common stock as the discretion of our Board of Directors.

Subsequent to our fiscal year ended August 31, 2010, we entered into a consulting agreement with Yoshitaro Kumagai whereby we agreed to pay Mr. Kumagai a consulting fee of $2,000 per month plus a commission of 10% on all new business Mr. Kumagai brings to the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of such reports received by the Company, no other reports were required for those persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the commencement of the fiscal year ended August 31, 2010, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company:

(i)	Any of our directors or executive officers;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and
(iv)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of February 4, 2011 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Steve Vestergaard President, Chief Executive Officer, Director	11,136,355 Shares (direct)(2)	22.0%
Common Stock	Fred Vandenberg Chief Financial Officer and Secretary	900,000 Shares (direct)(3)	1.8%
Common Stock	Wayne Koshman Director	150,000 Shares (direct)(4)	*
Common Stock	Yoshitaro Kumagai Director	544,200 Shares (direct)(5)	1.1%

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Stock(1)
Common Stock	Edward Kolic Director	461,300 Shares (direct)(6)	*
Common Stock	Lawrence Langs Director	300,000 Shares (direct)(7)	*
Common Stock	All Directors and Officers (six persons)	13,491,855 Shares	25.8%
HOLDERS OF MORE THAN 5% OF OUR COMMON STOCK
Common Stock	Steve Vestergaard 750 – 650 W. Georgia Street Vancouver, BC V6B 4N7	11,136,355 Shares (direct)(2)	22.0%
Common Stock	Sabre Value Fund LP 26 W. Mission Street, Suite 8 Santa Barbara, CA 93101	3,010,300 Shares (direct)	6.0%
Common Stock	Proximity Capital LLC 1 Montgomery Street, Suite 3300 San Francisco CA 94104	3,811,775 (direct)(8)	7.3%
Notes:
*	Less than 1%.
(1)

Applicable percentage of ownership is based on 50,434,097 common shares outstanding as of February 4, 2011, plus any securities held by such security holder exercisable for or convertible into shares of common stock within sixty (60) days after February 4, 2011 in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(2)	Consists of 10,836,355 shares held by Mr. Vestergaard and 300,000 shares subject to options that are exercisable prior to April 5, 2011.
(3)

Consists of 412,500 shares held by Mr. Vandenberg, 450,000 shares subject to options that are exercisable prior to April 5, 2011 and 37,500 shares subject to warrants that are exercisable prior to April 5, 2011.

(4)	Consists of 150,000 shares subject to options that are exercisable prior to April 5, 2011.
(5)	Consists of 244,200 shares held by Mr. Kumagai and 300,000 shares subject to options that are exercisable prior to April 5, 2011.
(6)	Consists of 161,300 shares held by Mr. Kolic and 300,000 shares subject to options that are exercisable prior to April 5, 2011.
(7)	Consists of 300,000 shares subject to options that are exercisable prior to April 5, 2011.
(8)	Consists of 2,311,775 shares and 1,500,000 shares subject to warrants that are exercisable prior to April 5, 2011.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2010 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of our Annual Report on Form 10-K for the fiscal year ended August 31, 2010, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

Date: February 4, 2011
/s/ Steve Vestergaard

STEVE VESTERGAARD
President, Chief Executive Officer and Director

APPENDIX “A”

EMPLOYEE STOCK PURCHASE PLAN

1.      PURPOSE OF PLAN

1.1    Purpose of Plan. This Employee Stock Purchase Plan (the “Plan”) is created for the purpose of encouraging stock ownership by officers, directors and employees of Destiny Media Technologies Inc. and its subsidiaries (the “Company”) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company.

2.      DEFINITIONS

2.1    Definitions. In this Plan, the following words and phrases shall have the following meanings:

(a)	“Board of Directors” means the Board of Directors of the Company.

(b)	“Company” means Destiny Media Technologies Inc.

(c)	“Compensation” means total compensation received by a Participant from the Company in accordance with the terms of employment during the applicable payroll period.

(d)	“Director” means a director of the Company or a subsidiary of the Company.

(e)	“Employee” means:

(i)

an individual who is considered an employee of the Company or a subsidiary of the Company under the Income Tax Act (Canada)(and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or a subsidiary of the Company providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Company or a subsidiary of the Company on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and discretion by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

(f)	“Exchange” means the TSX Venture Exchange.

(g)

“Officer” means a chair or vice-chair of the Board of Directors, a chief executive officer, chief financial officer, chief operating officer, president, vice-president, secretary, assistant secretary, treasurer or assistant treasurer of the Company or any of a subsidiary of the Company or an individual designated as an officer by a resolution of the Board of Directors or the constating documents of the Company.

(h)	“OTCBB” means the FINRA OTC Bulletin Board.

(i)	“Participants” has the meaning set out in section 3.1.

(j)	“Plan” means this Employee Stock Purchase Plan as amended, supplemented or restated.

(k)	“Plan Agent” means the agent appointed by the Company from time to time to administer the Plan.

(l)	“Shares” means shares of the Company’s common stock.

3.      PARTICIPATION IN THE PLAN

3.1    Participants. Any Officer, Director or Employee will be eligible to participate in the Plan. Eligible Officers, Directors and Employees who elect to participate in the Plan shall hereinafter be referred to as “Participants”.

3.2    Enrolment. A Participant may enter the Plan by providing written notice to the Company of the Participant’s intention to enrol in the Plan. In the written notice, the Participant shall specify his or her contribution amount as set out in section 5.1 of the Plan. Such authorization will take effect three weeks after the Company receives written notice and the Participant will be eligible as of the next practicable payroll period. Unless a Participant authorizes changes to his or her payroll deductions in accordance with section 5.3 or withdraws from the Plan, his or her deductions under the latest authorization on file with the Company shall continue from one payment period to the succeeding payment period as long as the Plan remains in effect.

3.3    Restrictions. The Company may deny the right to participate in the Plan to any Officer, Director or Employee if such participation would cause a violation of any applicable laws.

4.      THE PLAN AGENT

4.1    Administration of the Plan. The Company may, from time to time, appoint a Plan Agent to administer the Plan on behalf of the Company and the Participants, pursuant to an agreement between the Company and the Plan Agent which may be terminated by the Company or the Plan Agent in accordance with its terms.

4.2    Dealing in the Company’s Securities. The Plan Agent may, from time to time, for their own account or on behalf of accounts managed by them, deal in securities of the Company. The Plan Agent shall not deal in the Shares under this Plan unless in accordance with the terms of this Plan and shall not purchase for or sell to any account it is acting as principal.

4.3    Adherence to Regulation. The Plan Agent is required to comply with applicable laws, orders or regulations of any governmental authority which impose on the Plan Agent a duty to take or refrain from taking any action under the Plan and to permit any property authorized person to have access to and to examine and make copies of any records relating to the Plan.

4.4    Resignation of the Plan Agent. The Plan Agent may resign as Plan Agent under the Plan in accordance with the agreement between the Company and the Plan Agent, in which case the Company will appoint another agent as the Plan Agent.

5.      METHOD OF PAYMENT FOR CONTRIBUTIONS

5.1    Payroll Deduction. Participants, upon entering the Plan, shall authorize payroll deductions to be made for the purchase of Shares. A Participant may contribute, on a per pay period basis, between one percent (1%) to five percent (5%) of a Participant’s Compensation on each payday. All payroll deductions made by a Participant shall be credited to his or her account under the Plan. A Participant may not make any additional payments into such account.

5.2    Company Contribution. The Company will match each Participant’s contribution by contributing to the Plan an additional one hundred percent (100%) of the Participant’s payroll deduction. The Company’s matching contribution will be paid on Participant’s contributions made to the Plan. For purposes of determining the Company’s contribution in countries outside the United States, the U.S. dollar equivalent of the Participant’s contribution for any calendar year will be based on the exchange rate in effect on the payday.

5.3    Director Contribution. In event that a Director does not receive Compensation from the Company, a Director may contribute, on an annual basis, up to $12,500 of their own funds into the Plan. The Company will match each Director’s contribution by contributing an additional one hundred percent (100%) of the Director’s contributions.

5.4    Maximum Contributions. The maximum annual contributions of the Company under the Plan are in the aggregate of $200,000 (US) (the “Maximum Annual Contributions”). The Company will match contributions on a first come first serve basis with the Participants until it has reached its Maximum Annual Contributions. In the event that the Company reaches its Maximum Annual Contributions, the Participants will not be allowed to make any further purchases under the Plan.

5.5    Variation in Amount of Payroll Deduction. The Participant may authorize increases or decreases in the amount of payroll deductions. In order to effect such a change in the amount of the payroll deductions, the Company must receive a minimum of three weeks written notice of such change in the manner specified by the Company.

6.      PURCHASE OF SHARES UNDER THE PLAN

6.1    Purchase of Shares. Shares purchased under the Plan shall be purchased on the open market by the Plan Agent. As soon as practicable following each pay period, the Company shall remit the total contributions to the Plan Agent for the purchase of the Shares. The Plan Agent will then execute the purchase order and shall allocate Shares (or fraction thereof) to each Participant’s individual recordkeeping account. In the event the purchase of Shares takes place over a number of days and at different prices, then each Participant’s allocation shall be adjusted on the basis of the average price per Share over such period.

6.2    Commissions and Administrative Costs. Commissions relating to the purchase of the Shares under the Plan will be deducted from the total contributions submitted to the Plan Agent. The Company will pay all administrative costs associated with the implementation and operation of the Plan.

6.3    Shares to be held by Plan Agent. The Shares purchased under the Plan shall be held by the Plan Agent. Participants shall receive quarterly statements that will evidence all activity in the accounts that have been established on their behalf. Such statements will be issued by the Plan Agent. In the event a Participant wishes to hold certificates in his or her own name, the Participant must instruct the Plan Agent independently and bear the costs associated with the issuance of such certificates and pay, if required, a fee for each certificate so issued. Fractional Shares shall be liquidated on a cash basis only in lieu of the issuance of certificates for such fractional Shares upon the Participant’s withdrawal.

7.      SALE OF SHARES PURCHASED UNDER THE PLAN

7.1    Escrow. The Shares purchased under the Plan will be escrowed (the “Escrowed Shares”) by the Plan Agent for a period of twelve months from the date of such purchase (the “Escrow Period”).

7.2    Sale of Shares. Following the Escrow Period, each Participant may sell at any time all or any portion of the Shares acquired under the Plan and held by the Plan Agent by notifying the Plan Agent who will execute the sale on behalf of the Participant. The Participant shall pay commission and any other expenses incurred with regard to the sale of the Shares. All such sales of the Shares will be subject to compliance with any applicable federal or state securities, tax or other laws. Each participant assumes the risk of any fluctuations in the market price of the Shares.

8.      WITHDRAWAL FROM THE PLAN

8.1    Withdrawal. Upon the Company receiving three weeks written notice, a Participant may cease making contributions to the Plan at any time by changing his or her payroll deduction to zero. If the Participant desires to withdraw from the Plan by liquidating all or part of his or her shareholder interest, the Participant must contact the Plan Agent directly and he or she shall receive the proceeds from the sale less commission and other expenses on such sale.

9.      TERMINATION OF PARTICIPANTS RIGHTS

9.1    Termination. The Participant’s rights under the Plan will terminate when he or she ceases to be an eligible Participant due to retirement, resignation, death, termination or any other reason. A notice of withdrawal will be deemed to have been received from a Participant on the day of his or her final payroll deduction. If a Participant’s payroll deductions are interrupted by any legal process, a withdrawal notice will be deemed as having been received on the day the interruption occurs.

9.2    Disposition of Shares. In the event of the Participant’s termination under section 9.1, the Participant will be required to:

(a)	sell any shares then remaining in the Participant’s account;

(b)	transfer all remaining shares to an individual brokerage account; or

(c)	request the Company’s transfer agent to issue a share certificate to the Participant for any shares remaining in the Participant’s account.

          Notwithstanding the above, the Escrowed Shares will continue to be held in escrow by the Plan Agent until the expiry of the Escrow Period. Following the Escrow Period, the Participant will be required to dispose of his or her shares in accordance with this section 9.2.

9.3    Fractional Shares. Any fractional shares remaining in the Participant’s account will be sold and the proceeds will be sent to the Participant.

9.4    Failure to Notify. If the Participant does not do any of the options set out in section 9.2 within 30 days, the Participant will be sent a certificate representing his or her whole Shares. The Participant will also receive a check equal to your proceeds from the sale of your fractional shares, less applicable transaction and handling fees.

10.     MISCELLANEOUS

10.1   Regulatory Rules and Policies. This Plan and the purchase of the Shares are also subject to such other terms and conditions as are set out in the rules and policies of the Exchange, the OTCBB and any securities commission having authority and such rules and policies shall be deemed to be incorporated into and become part of this Plan. If there is an inconsistency between the provisions of such rules and policies and of this Plan, the provisions of such rules and policies shall govern.

10.2   Termination or Amendment of the Plan. Subject to regulatory or Exchange approval, the Board of Directors may amend, suspend, in whole or in part, or terminate the Plan upon notice to the Participants without their consent or approval. If the Plan is terminated, the Plan Agent will send to each Participant a certificate for whole Shares under the Plan together with payment for any fractions of such Shares, and return all payroll deductions not used in the purchase of the shares. If the Plan is suspended, the Plan Agent will make no purchase of the Shares following the effective date of such suspension.

10.3   Assignment. A Participant may not assign his or her right to participate in this Plan.

10.4   Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of British Columbia.

10.5   Shareholder Approval. This Plan is subject to the shareholders of the Company ratifying the Plan at the Company’s next Annual General Meeting (“AGM”). In the event that Shares are purchased under the Plan prior to the Company’s AGM and the shareholders do not ratify the Plan at the Company’s AGM, the Plan shall terminate immediately and each Participant shall reimburse the Company, within 90 days of such termination, for any contributions made by the Company prior to the AGM.

PROXY

ANNUAL MEETING OF THE STOCKHOLDERS OF

DESTINY MEDIA TECHNOLOGIES INC. (the "Company")		Resolutions (For full detail of each item, please see the enclosed Notice of Annual Meeting and Proxy Statement)

TO BE HELD AT:
			For	Withhold
THE VANCOUVER ROOM, METROPOLITAN HOTEL, 645 HOWE	1	Election of Director Nominee: Steve Vestergaard	_____	_____
STREET, VANCOUVER, BC, CANADA V6C 2Y9 ON FEBRUARY
22, 2011 AT 10:00 AM (PACIFIC TIME)
	2.	Election of Director Nominee: Edward Kolic	_____	_____

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints Steve Vestergaard, Chief Executive Officer, President and a director of the Company, or failing this person, Fred Vandenberg, Chief Financial Officer, Secretary and Treasurer of the Company, or in place of the foregoing, ________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

	3.	Election of Director Nominee: Lawrence Langs	_____	_____

	4.	Election of Director Nominee: Yoshitaro Kumagai	_____	_____

			For	Against	Abstain
	6.	Ratification of BDO Canada LLP as the Company’s Independent Registered Public Accounting Firm	_____	_____	_____

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein	7.	Approval of Employee Stock Purchase Plan	_____	_____	_____

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Annual Meeting.		Number of Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE
SIGN HERE: _________________________________

Please Print Name: _________________________________

Date: _________________________________

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person . To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Annual Meeting, this proxy form must be received at the office of the Company’s legal counsel, O’Neill Law Group PLLC, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Annual Meeting, or adjournment thereof or may be accepted by the Chairman of the Annual Meeting prior to the commencement of the Annual Meeting. The mailing address and fax number is:

O’NEILL LAW GROUP PLLC 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291